EXHIBIT INDEX

EXHIBIT        DESCRIPTION


EX-99.1a Amended and Restated Declaration of Trust, dated June 16, 1993 and amended May 31, 1995, is incorporated herein by reference to
               Exhibit 1 of Post-Effective Amendment No. 3 filed on April 24, 1996.

EX-99.1b Amendment to the Declaration of Trust dated October 21, 1996, is incorporated herein by reference to Exhibit 1b of Post-Effective Amendment No. 5 filed on June 27, 1997.

EX-99.2 Amended and Restated Bylaws, dated March 9, 1998, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 23 to the Registration Statement of American Century Municipal Trust filed on March 26, 1998.

EX-99.4        Agreement and Plan of Reorganization is filed herein.

Ex-99.6a Management Agreement - Investor Class between American Century Investment Trust and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5a of Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust, filed on July 31, 1997.

EX-99.6b       Management  Agreement - Advisor  Class between  American  Century
               Investment Trust and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5b of Post-Effective Amendment No. 27 to the Registration Statement of American Century Target Maturities Trust, filed on August 28, 1997.

EX-99.7 Distribution Agreement between American Century Investment Trust and Funds Distributor, Inc., dated January 15, 1998, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 28 to the Registration Statement of American Century Target Maturities Trust, filed on January 30, 1998.

EX-99.9 Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 31 of American Century Government Income Trust filed on February 7, 1997.

EX-99.10a      Master  Distribution  and  Shareholder  Services Plan of American
               Century Government Income Trust,  American Century  International
               Bond Fund,  American Century Target Maturities Trust and American
               Century Quantitative Equity Funds (Advisor Class) dated August 1,
               1997, is incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 27 to the Registration Statement of
               American  Century  Target  Maturities  Trust  filed on August 28,
               1997.

EX-99.10b      Multiple Class Plan of American Century  California  Tax-Free and
               Municipal  Funds,   American  Century  Government  Income  Trust,
               American  Century  International  Bond  Funds,  American  Century
               Investment  Trust,  American Century  Municipal  Trust,  American
               Century Target Maturities Trust and American Century Quantitative
               Equity Funds dated August 1, 1997, is incorporated herein by reference to Exhibit 18 of Post-Effective Amendment No. 27 to the
               Registration  Statement  of American  Century  Target  Maturities
               Trust, filed on August 28, 1997.

EX-99.11 Opinion and Consent of Counsel as to the legality of the securities being registered is filed herein.

Ex-99.12 Opinion and Consent of Counsel as to the tax matters and consequences to shareholders (to be filed by amendment).

EX-99.13 Transfer Agency Agreeement between American Century Investment Trust and American Century Services Corporation dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement of American Century Government Income Trust filed on July 31, 1997.

EX-99.14a      Consent of Deloitte & Touche LLP is filed herein.

EX-99.14b      Consent of Coopers & Lybrand is filed herein.

EX-99.14c      Consent of Baird, Kurtz and Dobson (to be filed by amendment).

EX-99.14d      Consent of KPMG Peat Marwick (to be filed by amendment).

EX-99.16       Power of Attorney dated January 15, 1998 is filed herein.

EX-99.17a      Form of Proxy is filed herein.

EX-99.17b      Prospectus  dated March 1, 1998,  for  American  Century - Benham
               Cash Reserve Fund filed as part of  Post-Effective  Amendment No.
               78 to the  Registration  Statement  of  American  Century  Mutual
               Funds, Inc. on February 26, 1998 , is incorporated herein by reference.

EX-99.17c      Statement  of  Additional  Information  dated March 1, 1998,  for
               American  Century - Benham  Cash  Reserve  Fund  filed as part of
               Post-Effective  Amendment No. 78 to the Registration Statement of
               American Century Mutual Funds, Inc. on February 26, 1998, is incorporated herein by reference.

EX-99.17d      Prospectus  dated July 1,  1997,  for  American  Century - Benham
               Prime  Money  Market  Fund  filed  as a  part  of  Post-Effective
               Amendment No. 5 to the Registration Statement of American Century
               Investment Trust on June 27, 1997, is incorporated herein by reference.

EX-99.17e      Statement of Additional  Information dated July 1, 1997,  revised
               August 1, 1997, for American  Century - Benham Prime Money Market
               Fund filed pursuant to Rule 497(e) on July 30, 1997, is incorporated herein by reference.

EX-99.17f      Annual  Report  dated  October 31, 1997,  for American  Century -
               Benham  Cash  Reserve  Fund  filed  on  December  29,  1997,   is
               incorporated herein by reference.

EX-99.17g      Annual  Report  dated  October 31, 1996,  for American  Century -
               Benham  Cash  Reserve  Fund  filed  on  December  23,  1996,   is
               incorporated herein by reference.

EX-99.17h      Annual  Report dated  February 28, 1997,  for American  Century -
               Benham Prime Money Market Fund filed on April 23, 1997, is incorporated herein by reference.

EX-99.17i      Semiannual  Report dated August 31, 1997, for American  Century -
               Benham Prime Money Market Fund filed on October 29, 1997, is incorporated herein by reference.